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             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   EXHIBIT 21

LIST OF SUBSIDIARIES AND INVESTMENTS AS OF DECEMBER 31, 2002

                                                                                                                Registrant's
                                                                                                                 percent of
                                                                               State/Country of                    voting
                                                                                 Incorporation                     power
                                                                               ----------------                 ------------
Phelps Dodge Corporation                                                           NY, USA                          100.0
  Ajo Improvement Company                                                          AZ, USA                          100.0
  Alambres y Cables de Panama, S.A.                                                 Panama                           78.1
  Alambres y Cables Venezolanos, C.A.                                             Venezuela                         100.0
  Arizona Community Investment Corporation                                         AZ, USA                          100.0
  Cables Electricos Ecuatorianos, C.A.                                             Ecuador                           67.1
  Cahosa, S.A.                                                                      Panama                           78.1
  Cobre Cerrillos S.A.                                                              Chile                           100.0
  Columbian Chemicals Company                                                      DE, USA                          100.0
     Capital Gestao de Negocios Ltda.                                               Brazil                          100.0
     Columbian Chemicals (Hungary) Holding LLC (a)                                 Hungary                           99.8
     Columbian International Chemicals Corporation                                 DE, USA                          100.0
        Columbian Carbon International (France) S.A.                                France                          100.0
        Columbian Carbon Spain, S.A.                                                Spain                           100.0
        Columbian Chemicals Brasil, S.A.                                            Brazil                          100.0
        Columbian Chemicals Canada Ltd.                                             Canada                          100.0
            Columbian Carbon Deutschland G.M.B.H.                                  Germany                           90.0
        Columbian Chemicals Europa GMBH                                            Germany                          100.0
        Columbian Chemicals (Hungary) Holding LLC                                  Hungary                            0.2
            Columbian Tiszai Carbon Ltd.                                           Hungary                           40.0
        Columbian Chemicals Korea Co., Ltd.                                         Korea                            85.0
        Columbian Chemicals Philippines Distribution Co., Inc.                   Philippines                        100.0
        Columbian Holding Company                                                  DE, USA                           98.0
            Columbian Carbon Europa S.R.L.                                          Italy                           100.0
        Columbian Tiszai Carbon Ltd. (b)                                           Hungary                           60.0
        Columbian (U.K.) Limited                                                United Kingdom                      100.0
            Sevalco Limited                                                     United Kingdom                      100.0
                Columbian Carbon Japan Ltd.                                         Japan                            68.0
      Columbian International Trading Company                                      DE, USA                          100.0
      Columbian Technology Company                                                 DE, USA                          100.0
  CONDUCEN, S.A.                                                                  Costa Rica                         73.4
  Cyprus Amax Minerals Company                                                     DE, USA                          100.0
      Amax Arizona, Inc.                                                           NV, USA                          100.0
      Amax Canada Development Limited                                               Canada                          100.0
      Amax de Chile, Inc.                                                          DE, USA                          100.0
      Amax Energy Inc.                                                             DE, USA                          100.0
          Amax Zinc (Newfoundland) Limited                                         DE, USA                          100.0
      Amax Exploration (Ireland), Inc.                                             DE, USA                          100.0
      Amax Exploration, Inc.                                                       DE, USA                          100.0
      Amax Metals Recovery, Inc.                                                   DE, USA                          100.0
      Amax Nickel Overseas Ventures, Inc.                                          DE, USA                          100.0
      Amax Realty Development, Inc.                                                DE, USA                          100.0
      Amax Research & Development, Inc.                                            DE, USA                          100.0
      Amax Specialty Coppers Corporation                                           DE, USA                          100.0

             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   EXHIBIT 21

LIST OF SUBSIDIARIES AND INVESTMENTS AS OF DECEMBER 31, 2002

                                                                                                          Registrant's
                                                                                                           percent of
                                                                         State/Country of                    voting
                                                                           Incorporation                     power
                                                                         ----------------                 ------------
    Amax Specialty Metals (Canada) Limited                                    Canada                          100.0
      Ametalco (Toronto) Limited                                              Canada                          100.0
      Ametalco (Vancouver) Limited                                            Canada                          100.0
    Amax Specialty Metals (Driver), Inc.                                     DE, USA                          100.0
    American Metal Climax, Inc.                                              DE, USA                          100.0
    Ametalco, Inc.                                                           NY, USA                          100.0
      Ametalco Limited                                                       England                          100.0
            Climax Molybdenum U.K. Limited                                   England                          100.0
      Cyprus Metals Company                                                  DE, USA                          100.0
        Cyprus Climax Metals Company                                         DE, USA                          100.0
          Climax Molybdenum Company                                          DE, USA                          100.0
          Climax Molybdenum GmbH                                             Germany                          100.0
          Climax Molybdenum S.R.L.                                            Italy                           100.0
          Copper Market, Inc.                                                AZ, USA                          100.0
          Cyprus El Abra Corporation                                         DE, USA                          100.0
              Sociedad Contractual Minera El Abra                             Chile                            51.0
          Cyprus Tohono Corporation                                          DE, USA                          100.0
          Mt. Emmons Mining Company                                          DE, USA                          100.0
              Silver Springs Ranch, Inc.                                     CO, USA                          100.0
          Phelps Dodge Bagdad, Inc.                                          DE, USA                          100.0
          Phelps Dodge Chicago Rod, Inc.                                     DE, USA                          100.0
          Phelps Dodge Miami, Inc.                                           DE, USA                          100.0
          Phelps Dodge Sierrita, Inc.                                        DE, USA                          100.0
          Sociedad Minera Cerro Verde S.A.                                     Peru                            82.5
        Cyprus Exploration and Development Corporation                       DE, USA                          100.0
        Cyprus Minera de Chile, Inc.                                         DE, USA                          100.0
        Cyprus Specialty Metals Company                                      DE, USA                          100.0
    Climax Canada Ltd.                                                       DE, USA                          100.0
    Cyprus Amax Chile Holdings, Inc.                                         DE, USA                          100.0
      Minera Cyprus Amax Chile Limitada                                       Chile                            67.0
      Minera Cyprus Chile Limitada                                            Chile                            90.3
    Cyprus Amax Finance Corporation                                          DE, USA                          100.0
    Cyprus Mines Corporation                                                 DE, USA                          100.0
      Climax Molybdenum Asia Corporation                                     DE, USA                          100.0
      Cyprus Amax Leasing Corporation                                        DE, USA                          100.0
Dodge & James Insurance Company, Ltd.                                        Bermuda                          100.0
Electroconductores de Honduras, S.A. de C.V.                                 Honduras                          59.4
Habirshaw Cable and Wire Corporation                                         NY, USA                          100.0
James Douglas Insurance Company, Ltd.                                        Bermuda                          100.0
PD Candelaria, Inc.                                                          DE, USA                          100.0
   Compania Contractual Minera Candelaria                                     Chile                            80.0
   Proper Equipment Co.                                                   Cayman Islands                       80.0
PD Cobre, Inc.                                                               DE, USA                          100.0
PD Ojos del Salado, Inc.                                                     DE, USA                          100.0
Phelps Dodge Africa Cable Corporation                                        DE, USA                          100.0
    Metals Fabricators of Zambia Limited                                      Zambia                           51.0

             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   EXHIBIT 21

LIST OF SUBSIDIARIES AND INVESTMENTS AS OF DECEMBER 31, 2002

                                                                                                          Registrant's
                                                                                                           percent of
                                                                         State/Country of                    voting
                                                                           Incorporation                     power
                                                                         ----------------                 ------------
Phelps Dodge Chino, Inc.                                                     DE, USA                          100.0
  Chino Mines Company                                                        NM, USA                           66.7
Phelps Dodge Corporation of Canada, Limited                                  DE, USA                          100.0
Phelps Dodge Development Corporation                                         DE, USA                          100.0
Phelps Dodge Dublin                                                          Ireland                          100.0
Phelps Dodge Energy Services, LLC                                            DE, USA                          100.0
Phelps Dodge Hidalgo, Inc.                                                   DE, USA                          100.0
Phelps Dodge High Performance Conductors of SC and GA, Inc.                  NY, USA                          100.0
  Phelps Dodge High Performance Conductors Japan Co., Ltd.                    Japan                           100.0
Phelps Dodge Industries, Inc.                                                DE, USA                          100.0
  PD Receivables LLC                                                         DE, USA                          100.0
  Phelps Dodge International Corporation                                     DE, USA                          100.0
    PD Wire & Cable Sales Corporation                                        DE, USA                          100.0
  Phelps Dodge Magnet Wire GmbH                                              Austria                          100.0
Phelps Dodge Mercantile Company                                              NY, USA                          100.0
Phelps Dodge Mining Services, Inc.                                           DE, USA                          100.0
Phelps Dodge Molybdenum Corporation                                          DE, USA                          100.0
Phelps Dodge Morenci, Inc.                                                   DE, USA                          100.0
Phelps Dodge Overseas Capital Corporation                                    DE, USA                          100.0
Phelps Dodge Refining Corporation                                            NY, USA                          100.0
Phelps Dodge Safford, Inc.                                                   DE, USA                          100.0
Phelps Dodge Sales Company, Incorporated                                     DE, USA                          100.0
Phelps Dodge Thailand Limited                                                Thailand                          75.5
Phelps Dodge Tyrone, Inc.                                                    DE, USA                          100.0
Phelps Dodge Wire and Cable Holding de Mexico, SA de CV                       Mexico                           99.0
Savanna Development Co., Ltd.                                                DE, USA                          100.0
Soner, Inc.                                                                  NJ, USA                          100.0
  Phelps Dodge High Performance Conductors of NJ, Inc.                       NJ, USA                          100.0
The Morenci Water & Electric Company                                         AZ, USA                          100.0
  PDM Energy, L.L.C.                                                         AZ, USA                          100.0

             PHELPS DODGE CORPORATION AND CONSOLIDATED SUBSIDIARIES

                                   EXHIBIT 21

LIST OF SUBSIDIARIES AND INVESTMENTS AS OF DECEMBER 31,2002

                                                                                 Registrant's
                                                                                  percent of
                                                          State/Country of          voting
                                                           Incorporation            power
                                                          ----------------       ------------
INVESTMENTS CARRIED ON AN EQUITY BASIS:

   Apache Nitrogen Products, Inc.                               NJ, USA              49.2
   Colada Continua Chilena, S.A.                                 Chile               41.0
   Keystone Electric Wire and Cable Company Limited            Hong Kong             20.0
   PDTL Trading Company Limited                                Thailand              49.0
   Phelps Dodge Philippines, Inc.                             Philippines            40.0

Summarized financial information is provided for these and other companies (refer to Note 4 to the Consolidated Financial Statements of the Corporation contained in this Form 10-K) pursuant to Article 3 - General Instructions as to Financial Statements.

Omitted from this listing are subsidiaries that, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

(a)  0.2% owned by Columbian International Chemicals Corporation

(b)  40% owned by Columbian Chemicals (Hungary) Holding LLC